Fees Summary	Dec. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 140,947.07
Interest Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 140,947.07
Total Fee and Interest Amount	140,947.07